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                                                                 EXHIBIT 23(a)





The Board of Directors
Doubletree Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                         KMPG PEAT MARWICK LLP



Orange County, California
December 16, 1996